STOCKHOLDER LETTER Q1 2026

Spring has sprung, and with it another driving season. It’s what every car enthusiast dreams of all winter. Warmer weather means more time on the road, more fun with other car fans, and more people researching, buying, selling, and insuring their dream cars. It also means more claims—but that’s okay. Accidents happen. So do hurricanes, wildfires, and even the occasional garden tool falling onto a car in the garage. When things go wrong, that’s when we shine our brightest. For 42 years, our members have trusted us to be there for them when a prized vehicle is damaged or stolen. It’s why we exist. We’re honored by their trust—it fuels visible, durable premium growth by attracting new members and retaining existing ones at an industry-leading 89%. Insurance Acceleration Insurance, of course, remains the engine of our success. Today, we have 1.8 million policies—insuring everything from Model Ts to modern hypercars— more than anyone else in the market. It’s a strong business, and one we’ve long believed in. As my mother, Louise, who co-founded Hagerty with my father Frank often said, classic car insurance is a smart niche because “people take great care of their toys.” And the niche is large and growing, with an estimated 36 million cars in our addressable market in just the United States. Our Q1 2026 results reflect the enduring wisdom of those words, with written premium growth of over 18% driven by record new business across all channels. You also see that our reported revenue and net income look different in 2026 Dear Hagerty Stockholders, Members and One Team Hagerty, STOCKHOLDER LETTER Insuring the Future ON THE COVER: The 1969 McLaren M8B, Best of Show – Concours de Sport winner at The Amelia 2026. PHOTOGRAPHER: CAMERON NEVEU HAGERTY Q1 2026 | 2

HAGERTY Q1 2026 | 3 compared to 2025. This is simply financial presentation, as the strategic rationale, and profit impact from moving to 100% quota share create meaningful value for our shareholders. By controlling premiums from our steady, high-quality insurance operations, this change boosts potential underwriting profits and investment income by 25%. Although our new contractual arrangements with Markel result in different accounting, they do not change the underlying profit growth trajectory. Importantly, our strong start to the year keeps us well on track to grow written premiums by 15-16%, which we are efficiently converting into adjusted EBITDA despite the meaningful investments we are making in Hagerty’s future growth. As we scale up, we are better able to reinvest back into our members, and we are on target to reach our goal of 3 million policies in force by 2030. The Power of Partnerships One of the key drivers of our insurance success is our partnership strategy that has resulted in Hagerty working with nine of the nation’s top 10 auto insurers. These companies rely on our proprietary expertise in vehicle values and claims handling. Why do they do that? The 1969 Camaro is a good example. There are 147 different variants of that special car, with values ranging from about $11,000 to more than $1.1 million. Many of them look nearly identical, so recognizing the difference requires deep knowledge. The stakes are high. Mishandling a claim on a rare, high-value variant can easily cost an insurer a customer—and often their entire portfolio of policies. Insurers understand the value of bundling, and also the risk, which is why they trust us to handle claims involving their customers’ collectible vehicles. By partnering with us, they are able to offer a complete bundle without responsibility for the piece of the bundle that we do so well. And in the process, they get paid by us, providing risk-free revenue. By year’s end, we expect more than half of State Farm’s 525,000 policies to be on the Hagerty platform, which will allow State Farm agents to offer our agreed- value coverage and automotive expertise. The partnership is off to a great start, and our team is working diligently towards the rollout of Liberty/Safeco in 2027 and signing additional, more tightly integrated partnerships over the coming quarters. The Critical Role of Agencies The second leg upon which our insurance business rests is our relationship with more than 50,000 insurance agencies, which account for over a third of our business. These local and regional agencies are the trusted frontline of our business, connecting us with customers. They take good care of us, so we make sure to take good care of them by continually investing in ways to make it easier to do business with us, including straight-through processing, an automated, end-to-end insurance workflow that processes claims from submission to settlement, and comparative raters. A critical part of our relationship with these valued partners is helping them identify vehicles in their existing book of business that Hagerty can insure— there are often more than they realize. Gone are the days when we focused only on “older” cars. As we transition to a full risk-taking provider, we’ve significantly expanded the types of vehicles we underwrite to include those from the 1990s and 2000s and even brand-new vehicles like the Porsche 911. We are keeping up with an ever-changing market. It sounds almost impossible, but cars pre-2001 are now 25 years old!

By helping agents uncover these “invisible” opportunities, we can steadily grow our market share and help their customers, which they like quite a lot. In the process, we are positioning Hagerty as a comprehensive partner for modern drivers. The Amelia Concours Hagerty-owned and operated events are ideal ways for us to continually feed our funnel and buttress an already strong Hagerty brand. Our most recent success was The Amelia Concours, a four-day celebration of the world’s finest and most interesting cars in early March. Now in its 31st year, the concours has become a crown jewel of the international car scene, and the unofficial kickoff to another year of automotive fun. In recent years, the concours has shared the spotlight with another Hagerty entity—Broad Arrow Auctions. This year, the two-day sale, which took place in March, was the most successful in the history of Amelia Car Week, attracting 1,000 bidders from 23 countries, resulting in a record $111 million in total sales (50% higher than prior sales) and a 92 percent sell-through rate. The top seller was a gorgeous 2003 Ferrari Enzo which went for $15,185,000. As successful as the auction was, we weren’t surprised in the least. Founded in 2021, Broad Arrow has quickly become one of the world’s leading automotive auction houses, delivering $624 million in total transactions last year, including live sales, private sales, and financing. It has also become an important element of our growth story, attracting shoppers from all over the world. Coming up later in May, Broad Arrow will reprise its role as the official auction partner of the Concorso d’Eleganza Villa d’Este, widely considered the most prestigious and exclusive concours d’elegance. The sale, in partnership with BMW Group, will include more than 70 of the world’s highest quality collector cars, all within a premium auction experience. The Road Ahead As we approach the summer driving season, we do so with confidence and momentum. With record new business count growth, an expanding network of partnerships, and a disciplined approach to underwriting, Hagerty is well-positioned not just for 2026 and 2027 but for sustained profit growth through 2030. And our technology investments will enable us to not only deliver this growth efficiently, but better serve our members, as they are at the center of everything we do. Those aren’t just words. Our organizing principle at Hagerty is built around trust. The trust our members place in us at claims time, the trust carrier partners place in us to serve their customers, and the trust the market is now placing in Broad Arrow. Trust is earned, not declared, and Hagerty has now earned it across our ecosystem of products. To every member of One Team Hagerty, thank you. Your relentless passion and expertise propel us ever forward. And to our stockholders and partners, thank you for believing in our mission to protect, connect and fuel the automotive world we all love. We are glad to have you on this journey with us. Onward and upward! McKeel Hagerty CEO and Chairman HAGERTY Q1 2026 | 4